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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): May 18, 2005

NESS ENERGY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Washington (State or other Jurisdiction of Identification Incorporation)	0-10301 (Commission File Number)	91-1067265 (IRS Employer Identification No.)

4201 East Interstate 20, Willow Park, TX 76087
(Address of principal executive offices) (Zip Code)

817-341-1477
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2005, Ness Energy International, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The information on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements

None

(b) Pro forma financial information

None

(c) Exhibits

99.1 Press Release dated May 18, 2005, reporting financial results for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: MAY 20, 2005	NESS ENERGY INTERNATIONAL, INC. BY: /S/ Sha Stephens, SHA STEPHENS, PRESIDENT & CHIEF EXECUTIVE OFFICER